LEASE FOR TERM

     ROUGH ICE, L.L.C., AN ARIZONA LIMITED LIABILITY COMPANY, hereinafter called Landlord" and TITAN MOTORCYCLE CO. OF AMERICA hereinafter called Tenant agree as follows:

     WITNESSETH:

1.   THE LEASED PREMISES

     In consideration of the rents and covenants hereinafter stated, Landlord does hereby let and lease to Tenant the portion of the real property located at 2225 West Mountain View Road, Described as Units(s) 14 & 15.

2.   TERM

     The term of this Lease shall be for two (2) years, commencing on Oct. 1, 1998, and terminating on Sept. 30, 2000, at midnight.

3.   RENTAL

     The Tenant agrees to pay to Landlord, as rent:

     1ST year:      the sum of $1,728.00 per month plus rental tax

     2nd year       the sum of $1,728.00 per month plus rental tax

     3RD            YEAR OPTION TO RENT  at  $1,872.00 per month plus rental tax given tenant is not in default of any terms or conditions of this lease agreement, for each month of the lease term, plus any tax (other than income tax) levied with respect to this transaction, and any rental payment is payable, in advance, on the 1st day of each month, commencing on Oct. 1, 1998 and continuing on the 1st day of each month thereafter during the term of this Lease. Tenant must notify landlord 60 days prior to this lease termination of intent to exercise this option. All rental payments shall be paid to Landlord at 2115 West Mountain View, Phoenix, Arizona 85021, unless Landlord otherwise directs Tenant in writing.

4.   INITIAL RENT PAYMENT

     Upon execution of this lease, the Tenant shall pay the landlord the first months rent and security deposit equaling one months rent for a total of $3,456.00 Dollars, plus all sales tax (1.9%). The security deposit may be applied to rent, damages or any other breach at the termination of this lease. This lease shall be construed to be a modified gross lease.

5.   USE OF PREMISES

     Tenant agrees to use the premises exclusively for a MOTORCYCLE AND PARTS MACHINING AND PROTOTYPE AND RELATED BUSINESS. Any other uses of premises shall not commence without prior consent of Landlord, which consent will not be unreasonably withheld. Tenant agrees to comply with all applicable Federal, State and Municipal laws, rules, ordinances, regulations and orders with respect to the occupancy and use of the leased premises.

6.   ACCEPTANCE OF LEASED PREMISES

     The landlord shall maintain roof and exterior walls.

     Other than the foregoing maintenance, all tenant improvements, build-outs and utility service shall be the sole responsibility of Tenant. The Tenant agrees to accept the leased premises in an AS IS condition. From and after the commencement of the term of this Lease, Landlord shall not be obligated to make any repairs or to maintain the improvements on the leased premises, except for the items detailed above in this Section 6.

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
7.   REPAIRS AND ALTERATIONS

     Except as provided in paragraph 6 next above, during the term of this Lease, Tenant, at their own cost and expense, shall keep and maintain the leased premises, and buildings and improvements thereon, both inside and outside, in good order, condition and repair, hereby waiving all right to demand any repairs at the expense of Landlord. Tenant's covenant to repair shall include the agreement that the tenant shall promptly replace any broken plate glass windows and repair or replacement of HVAC, filters, electric and plumbing service. Tenant shall have the right, at their sole cost and expense, at any time, and from time to time, to make alterations and improvements to the building on the leased premises as they may see fit; provided, however, that no structural alterations shall be made without the written consent of the Landlord.
Alterations to the roof are prohibited and will result in termination of lease and forfeiture of deposits. Any alterations, improvements or structures, other than trade fixtures, shall immediately become the property of, and title shall vest in, Landlord.

8.   UTILITY CHARGE

     In addition to the rent herein agreed to be paid, Tenant agrees to pay, before delinquency, all charges for all utilities used by Tenant, or charged to said leased premises, including (without limiting the generality of the foregoing):

     *    Electric power as charged by assigned meter;

     *    Any water used in excess of rest rooms;

     *    Garbage pickup

     Tenant agrees not to permit any charges of any kind to accumulate or become a lien against the premises.

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
9.   TAXES AND ASSESSMENTS

     Landlord shall pay all real property taxes and assessments levied on the premises. Tenant shall pay all personal property taxes and assessments and all business taxes and license fees.

10.  MECHANICS AND OTHER LIENS

     Tenant agrees that Tenant will pay when due all proper charges for labor and materials used by or furnished to Tenant in connection with the alteration, improvement or repair of the leased premises. Tenant further agrees to keep the leased premises free from any lien of any kind created by or due to Tenant's action or omission.

11.  INSURANCE AND INDEMNITY

     Tenant agrees to provide, pay for, and maintain public liability insurance with both Landlord and Tenant named as the additional insured, in amounts reasonably acceptable to Landlord, from time to time, with respect to bodily injury, death, accident and property damage, insurance for the protection of Landlord for any liability that may arise from any accident, or any injury to any person or damage to property of others on the leased premises, or any injury to persons or property arising out of or resulting from the conduct of Tenant, its employees or agents in amounts acceptable to Landlord and insurance against loss or damage to the leased premises caused by fire and lightning and against such risks as are included in the standard extended coverage endorsement and vandalism endorsement in an amount acceptable to Landlord. Said initial coverage amount shall be One Million ($1,000,000.00) Dollars. Tenant shall also insure the buildings on the premises against loss from fire or hazard in the initial amount of $100,000.00. Tenant covenants and agrees to indemnify and save and hold Landlord harmless from any and all loss, cost and damages arising or growing out of Tenant's use or occupancy of the demised premises, including but not limited to damage by fire, rain and pests.

12.  REMOVAL OF TRADE FIXTURES

     If Tenant is not then in default, it shall have the right, upon the expiration of the term hereof, to remove any personal property and equipment of Tenant, from the leased premises whether or not such personal property and equipment be attached to the leased premises; provided, however, Tenant shall be liable to Landlord for any damages caused to the leased premises by such removal and shall pay the same to Landlord promptly upon demand.

13.  SURRENDER OF PREMISES UPON EXPIRATION OF TERM

     Upon the expiration of the term of this Lease or its earlier termination, Tenant will forthwith surrender and deliver said leased premises and all improvements thereon to Landlord, in good condition and repair.

14.  WAIVER

     Neither any consent nor waiver by Landlord of any provision of this Lease or of any default by Tenant shall constitute a waiver of any other provision of this Lease or an excuse for any other default.

15.  WARRANTIES OF LANDLORD

     Landlord warrants and agrees to defend the title to the leased premises and to reimburse Tenant for all damages, expenses and costs suffered or incurred by Tenant as a result of any defect in Landlord's title to the premises.

16.  ASSIGNING AND SUB-LETTING

     Tenant shall not assign this Lease or any interest therein without the written consent of Landlord being first obtained, which consent shall not be unreasonably withheld. Any such assignment, however, made in accordance with the foregoing shall not release the original named Tenant or guarantors hereunder,

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
but Tenant and any such guarantor shall continue to be liable for all obligations, covenants, and provisions hereof to the end of the term hereof. In the event of any such assignment made with the consent of Landlord, any assignee shall also assume and be bound by, and be personally liable for all undischarged liabilities, obligations and promises of the named Tenant hereunder. Acceptance or taking possession of the leased premises by any such assignee shall be conclusive evidence of such assumption and liability and Tenant shall evidence such assumption and liability on the part of said assignee by appropriate written instrument delivered to Landlord.

17.  TERMINATION IF LEGAL PROCEEDINGS FILED

     If the Tenant shall at any time during the term of this Lease become insolvent, or shall be adjudged a bankrupt, or shall sign over its estate or effects for payment of debts, or if any sheriff, marshal, constable, or other officer takes possession thereof by virtue of any execution or attachment, or if a Receiver or Trustee shall be appointed of the property of Tenant, or if this Lease, by operation of law, other than by operation of the tenant's will or living trust, shall devolve upon or pass to any person or persons other than Tenant, then and in each of said cases it shall and may be lawfull for the Landlord, at its election to enter into and upon said leased premises, or property, or any part thereof, or the whole thereof, and to have, hold, possess and enjoy the same as Landlord's former estate, discharged from these presents, and this Lease shall thereupon be terminated, anything herein contained to the contrary notwithstanding, unless Tenant takes action to cause the seizure or other action to be lifted and prosecutes such action with diligence.

18.  ATTORNEYS' FEES

     If Landlord shall commence any legal proceedings against Tenant for the recovery of rent or to recover possession or for relief because of any default by Tenant and shall prevail therein, Tenant shall in each and every such instance pay to Landlord all expenses thereof including reasonable attorneys' fees. If landlord should employ the services of an attorney to give notice of default of any terms hereunder, then tenant shall compensate landlord for such expenses in an amount of not less that $250.00 for each such occurrence.

     If any person not a party to this lease shall institute an action against a party in which the other party shall be made a party defendant, the party shall indemnify and hold the other party harmless from all liabilities by reason thereof, including reasonable attorneys' fees and all costs incurred by other party in such action.

19.  DEFAULT OF TENANT

     If at any time the rental or any money payments here under, or any part thereof, shall remain unpaid for a period of ten (10) days after the same becomes due, Landlord shall give written notice to Tenant of such default and intent to terminate the Lease in ten (10) days and shall allow Tenant to cure such default by making the rental or any money payments due together with a late charge of $500.00 dollars per each month's (or portion of a month) delinquency, plus the money due and any attorneys' fees detailed in Section 18. If the default is not corrected after this period, Landlord has all remedies available at law including the lockout provisions of ARS ss.33-361. If at any time Tenant is otherwise in breach of the Lease, Landlord shall give notice of such default to Tenant. If Tenant shall fail to pay the rental or any money payment plus the late charge, or fail to fulfill or perform any of the other agreements and provisions hereof obligatory upon Tenant, and if said nonpayment, nonfulfillment or nonperformance shall continue for a period of ten (10) days after written

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
notice thereof, Tenant shall be considered in default hereunder, and upon such default it shall be lawful and optional for Landlord to declare a termination of this Lease and to reenter upon said premises and to again repossess and enjoy the same and all improvements thereon, and thereupon this Lease shall terminate; and in addition thereto, upon such default Landlord shall be entitled to whatever remedies Landlord may have at law for the collection of any unpaid rental hereunder or for damages hereunder or for damages that Landlord may have sustained on account of Tenant's nonfulfillment or nonperformance of the agreements and provisions hereof or for any other sums that may be due according to the terms hereof.

20.  ENTRY OF PREMISES BY LANDLORD

     Landlord and its agents at any and all reasonable times shall have the right to go upon the leased premises for the purpose of ascertaining whether Tenant is complying with the term of this Lease or for any other necessary and proper purpose.

21.  HEADINGS

     The  captions  used  as  headings  for  the  various   paragraphs  are  for
convenience only, and are not to be considered a part of this Lease, or used in determining the intent or context thereof.

22.  NOTICES AND DEMAND

     Any notices or demands which shall be required or permitted by law or by any of the provisions of this Lease, shall be in writing, and if the same is to be served upon Landlord may be personally delivered to Landlord, or may be deposited in the United States mail, certified, return receipt requested, postage prepaid, addressed to Landlord at 2115 West Mountain View Road, Phoenix, Arizona 85021 or at the place where the last installment of rental was payable or at such other address as Landlord may designate in writing. If such notices or demands are to be served upon Tenant, such notices or demands may be personally delivered to Tenant or may be deposited in the United States mail, certified, return receipt requested, postage prepaid, addressed to Tenant at the demised premises, or at such other address as Tenant may designate in writing. If, at any time or from time to time, there shall be more than one Landlord, or more than one Tenant, service upon any one of them shall constitute service and shall be binding upon all of them.

     All such notices or demands shall be deemed to have been fully given, made, or sent when delivered personally to the other party, or three (3) days after being mailed.

23.  BINDING UPON SUCCESSORS, ETC.

     The covenants and agreements herein contained shall extend to and be binding upon the heirs, executors, administrators, successors and assigns of the parties hereto, subject however to the provisions hereof with respect to assignment by Tenant.

24.  ZONING

     Tenant acknowledges that Tenant is familiar with the requirements imposed upon the owners or occupiers of the leased premises by the Zoning Department of the City of Phoenix and Tenant agrees to promptly comply with all such requirements.

25.  GOOD FAITH AND DILIGENT RESPONSE

     Each party shall act reasonably and in good faith toward the other party in the performance of this Lease.

     Whenever a party to this Lease has the right to withhold consent to the act or omission of the other party, the party with the right to withhold consent shall not unreasonably withhold consent. Should the party with the right to withhold consent fail to give written notice to the other party within fourteen
(14) days after a request for consent, specifying in detail the reasons for withholding consent, the consent will be deemed to have been given.

     IN WITNESS WHEREOF, LANDLORD AND TENANT have executed this Lease and agreement by setting their hands hereto on this 1st day of October, 1998.

ROUGH ICE, L.L.C.
LANDLORD:                               TENANT

__________________________________      BY: /s/ Francis S. Keery
TERRY SIMS, MEMBER                          ------------------------------------
                                        TITLE: CEO
                                               ---------------------------------
__________________________________      BY:
DAVID HEJNA, MEMBER                         ------------------------------------
                                        TITLE:
                                               ---------------------------------


STATE OF ARIZONA    )
                    )  SS.
COUNTY OF MARICOPA  )

     The foregoing instrument was acknowledged before me this _____ day of __________, 1998, by TERRY SIMS AND DAVID HEJNA.


                                        ________________________________________
My Commission Expires:                                Notary Public

_________________________________


STATE OF ARIZONA    )
                    )  SS.
COUNTY OF MARICOPA  )

     The foregoing instrument was acknowledged before me this ____ day of ________, 1998, by __________ AND _________.


                                        ________________________________________
My Commission Expires:                                Notary Public

_________________________________

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